EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
12/6/2023	3130AXQJ0	12/8/2023	12/10/2027	6/10/2024	Non-Callable		Fixed Constant		4.750	1,000,000
12/6/2023	3130AXQL5	12/8/2023	12/11/2026	6/11/2024	Non-Callable		Fixed Constant		4.875	1,000,000
12/6/2023	3130AXZJ0	12/8/2023	12/8/2025	3/8/2024	Non-Callable		Variable Single Index Floater			100,000,000
12/6/2023	3130AXZL5	12/8/2023	1/3/2025	1/3/2024	Non-Callable		Fixed Constant		5.000	25,000,000
12/6/2023	3130AXZL5	12/8/2023	1/3/2025	1/3/2024	Non-Callable		Fixed Constant		5.000	25,000,000
12/6/2023	3130AXZM3	12/7/2023	11/1/2024	5/1/2024	Non-Callable		Fixed Constant		5.125	50,000,000
12/6/2023	3130AXZX9	12/8/2023	6/7/2024	6/7/2024	Optional Principal Redemption	European	Fixed Constant	3/7/2024	5.440	250,000,000
12/7/2023	3130AXQY7	12/11/2023	12/13/2030	6/13/2024	Non-Callable		Fixed Constant		4.750	2,000,000
12/7/2023	3130AXQZ4	12/11/2023	12/9/2033	6/9/2024	Non-Callable		Fixed Constant		4.875	1,000,000
12/7/2023	3130AY2B1	12/8/2023	12/6/2024	6/6/2024	Non-Callable		Fixed Constant		5.050	200,000,000
12/7/2023	3130AY2E5	12/8/2023	7/8/2024	7/8/2024	Non-Callable		Fixed Constant		5.280	30,000,000
12/7/2023	3130AY2K1	12/11/2023	6/11/2024	6/11/2024	Non-Callable		Fixed Constant		5.330	15,000,000
12/8/2023	3130AXQJ0	12/12/2023	12/10/2027	6/10/2024	Non-Callable		Fixed Constant		4.750	1,000,000
12/8/2023	3130AXQL5	12/12/2023	12/11/2026	6/11/2024	Non-Callable		Fixed Constant		4.875	1,000,000
12/8/2023	3130AY2S4	12/11/2023	12/2/2024	6/2/2024	Non-Callable		Fixed Constant		5.125	100,000,000
12/8/2023	3130AY2U9	12/26/2023	6/26/2025	6/26/2024	Optional Principal Redemption	Bermudan	Fixed Constant	3/26/2024	5.500	25,000,000
12/8/2023	3130AY2Z8	12/13/2023	6/3/2024	6/3/2024	Non-Callable		Fixed Constant		5.380	7,000,000
12/8/2023	3130AY2Z8	12/13/2023	6/3/2024	6/3/2024	Non-Callable		Fixed Constant		5.380	50,000,000
12/8/2023	3130AY3J3	12/11/2023	7/1/2024	6/11/2024	Non-Callable		Fixed Constant		5.315	100,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

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